Exhibit 99.3

STOCK AND OPTION RESTRICTION AGREEMENT

THIS STOCK AND OPTION RESTRICTION AGREEMENT (this “Agreement”) is made as of June     , 2007, by and among CyberSource Corporation, a Delaware corporation (“CyberSource”) and each of the Stockholders (as defined below).

WHEREAS, certain individuals (the “Stockholders”) hold shares of common stock, including any shares of common stock subject to restrictions and conditions, of Authorize.Net Holdings, Inc., a Delaware corporation (“ANET,” and such shares, the “Common Stock”) or options to purchase shares of Common Stock (the “Options,” and together with the Common Stock, the “Shares”).

WHEREAS, CyberSource and ANET are parties to that certain Agreement and Plan of Reorganization dated as of June 17, 2007 (the “Merger Agreement”).

WHEREAS, the terms of the Merger Agreement provide that Stockholders will receive certain cash payments in exchange for all Options held by such Stockholders, and such cash payments are conditioned, among other things, upon the execution and delivery of this Agreement by the Stockholders.

WHEREAS, the obligations of CyberSource are conditioned, among other things, upon the execution and delivery of this Agreement by the Stockholders.

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Restrictions on Transfer and Exercise. Except as provided in the Merger Agreement or in Section 2 below, the Stockholders may not to sell, transfer (whether by gift, operation of law or otherwise), assign, pledge, hypothecate, encumber or otherwise transfer, dispose of or encumber any Shares, or exercise any Options until this Agreement is terminated pursuant to Section 3 hereof.

2. Permitted Transfers. To the extent not prohibited by the listing requirements of The NASDAQ Stock Market LLC (or other established stock exchange or national market system on which the Common Stock is traded) and applicable law, Stockholder may transfer or surrender shares of Common Stock to the Company in satisfaction of any tax withholding obligations incident to the exercise or vesting of such Stockholder’s Common Stock.

3. Termination. This Agreement shall terminate upon the earlier to occur of: (i) the Effective Time (as defined in the Merger Agreement) or (ii) upon the termination of the Merger Agreement.

4. Miscellaneous.

4.1 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4.2 Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. All disputes and controversies arising out of or in connection with this Agreement shall be resolved exclusively by the state and federal courts located in Santa Clara County in the State of California, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

4.3 Amendment. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of CyberSource and each Stockholder. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon the CyberSource and each Stockholder.

4.4 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Restriction and Vesting Agreement as of the date first above written.

CYBERSOURCE CORPORATION

By:
William S McKiernan
Chairman and Chief Executive Officer

STOCKHOLDER:

Robert Donahue

By:
Address:

STOCKHOLDER:

Eugene DiDonato

By:
Address:

STOCKHOLDER:

Roy Banks

By:
Address:

STOCKHOLDER:

Timothy O’Brien

By:
Address:

STOCKHOLDER:

Kathleen Harris

By:
Address:

STOCKHOLDER:

John Granara

By:
Address:

STOCKHOLDER:

Rachelle B. Chong

By:
Address:

STOCKHOLDER:

Kevin C. Melia

By:
Address:

STOCKHOLDER:

Gary E. Haroian

By:
Address:

STOCKHOLDER:

Andrew G. Mills

By:
Address: